EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2020
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE
14. EARNINGS PER SHARE

The following table sets forth the calculation of basic and diluted earnings per common share using the two-class method, in which dividends attributable to SARs, if any, are deducted from net income in determining net income attributable to common shareholders (dollars in thousands, except per share data):

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Numerator
Net income attributable to common shareholders	$9,606	$54,050	$47,678	$99,015
Denominator
Weighted average shares outstanding-Basic	30,481,069	32,053,830	30,623,455	32,341,674
Dilutive common equivalent shares:
SARs	—	133,285	—	55,043
Weighted average shares outstanding-Diluted	30,481,069	32,187,115	30,623,455	32,396,717
Earnings per share:
Basic
Distributed earnings	$—	$—	$—	$—
Undistributed income	$0.32	$1.69	$1.56	$3.06
Basic earnings per share	$0.32	$1.69	$1.56	$3.06
Diluted
Distributed earnings	$—	$—	$—	$—
Undistributed income	$0.32	$1.68	$1.56	$3.06
Diluted earnings per share	$0.32	$1.68	$1.56	$3.06

Basic earnings per share is calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated by dividing net income available to common shareholders by the sum of the weighted average number of common shares outstanding and the potential number of dilutive common shares outstanding during the period, excluding the effect of any anti-dilutive securities.

SARs granted by the Company that contain non-forfeitable rights to receive dividend equivalents are deemed participating securities (see Note 13). Net income available to common shareholders is determined by reducing the Company’s net income for the period by dividend equivalents paid on vested SARs during the period.